Investor Day D E C E M B E R 3 , 2 0 2 5

Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. Non-GAAP Financial Measures The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The following financial data is presented on a non-GAAP basis, unless stated otherwise. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company’s underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company is making these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense, non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense %, non-GAAP operating profit/margin %, non-GAAP non-operating income (expense), non-GAAP provision for income taxes, non-GAAP net income (loss), non-GAAP net income (loss) per share. These non-GAAP financial measures may also assist investors in making comparisons of the Company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at https://investor.masimo.com/overview/default.aspx to access Supplementary Financial Information. Forward-Looking Non-GAAP Financial Measures This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. These forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. 2

Agenda

START TIME (PT)	SPEAKER
9:00am	**Katie Szyman – Chief Executive Officer** Expanding Our Global Leadership in Monitoring
9:20am	**Tim Benner – Chief Marketing & Strategy Officer** Accelerating Global Growth
9:45am	**Dr. Daniel Cantillon – Chief Medical Officer** Empowering Clinicians to Transform Patient Care
10:15am	**15 Minute Break**
10:30am	**Dr. Daniel Sessler – Guest** The Case for Continuous Patient Monitoring
11:00am	**Micah Young – Chief Financial Officer** Our Plan to Drive Value Creation
11:15am	**Q&A Session**

3 Masimo

Katie Szyman Chief Executive Officer Expanding Our Global Leadership in Monitoring 2 0 2 5

Patients First We do what is best for patients Innovation We thrive on fascination and discovery Performance We deliver with integrity People We respect and grow talent Our Mission: Masimo innovations empower clinicians to transform patient care Our Values: 5

Global Leader in Patient Monitoring

Transforming Healthcare Through Relentless Innovation & Execution

200 million+ patients in 150+ countries
monitored each year using Masimo SET® technology

$1.5 billion+
FY2025E total revenue

350+
engineers worldwide

~2.6 million
installed base of technology boards and monitors[1]

Resilient global supply chain
California, Malaysia, Mexico, Saudi Arabia

Leading Monitoring Portfolio

80%+ Recurring Revenue

Large & Growing Installed Base

High Barriers to Entry

98%+ Renewal Rate

(1) Represents estimated installed base of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters, shipped over a rolling 10-year period ending September 30, 2025.

6

Delivering on Our Commitments in 2025

Revenue	Operating Margin	Non-GAAP EPS
9%	820bps	+67%
Growth[1]	Margin Expansion[2]	Growth[1]



28.4%–28.8%
$5.62–$5.79
$1,395
$1,510 - $1,530
19.3%[3]
27.3% - 27.7%
$3.29
$5.40 - $5.55
+490bps ex-tariffs and strategic transition
+36% growth ex-tariffs and strategic transition
2024
2025E
2024
2025E
2024
2025E

Note: 2024 - 2025E growth rates and margin expansion based on midpoint of Masimo's FY2025 non-GAAP guidance.
(1) Includes impact of 53rd week in FY2025.
(2) Includes tariff headwinds.
(3) Represents 2024 Strategic Realignment Initiative cost of goods sold of $61.0 million related to consumer health and discontinued products.

KEY WINS

FOCUS

- *Strategy centered on medical technology*
- *Divested Sound United business*
- *Targeted R&D strategy in core markets*

INNOVATION

- *Invested in AI capabilities*
- *Expanded strategic partnership with Philips*
- *Published INSPIRE study results*

EXECUTION

- *Restructuring of operating cost structure*
- *Invested in commercial capabilities*
- *Elevated supply chain and quality*

7 Masimo

Positioned to Succeed Long-Range Plan (Targets Through 2028) Note: Revenue growth excluding the impact of the 53rd selling week in 2025. 7%–10% Revenue CAGR $8.00 Adj. EPS by 2028 ~$1B 2026–2028 Cumulative Operating Cash Flow ~30% Operating Margin by 2028 World-class execution-oriented leadership team Targeted growth strategy in our core markets Refocused innovation to accelerate growth Market-leading growth in EPS and free cash flow Ready to execute into 2026 and beyond 8

Experienced Leadership Team With Track Record of Execution * Speakers/Breakout Presenter Katie Szyman* Chief Executive Officer Tim Benner* Chief Marketing & Strategy Officer Lisa Hellmann Chief Human Resources Officer Greg Meehan Chief Commercial Officer Anand Sampath EVP, Operations Linnette Torres EVP, Quality & Regulatory Dr. Daniel Cantillon* Chief Medical Officer Micah Young* Chief Financial Officer Ammar Al-Ali* Chief Engineering, Innovation & Design Charles Dadswell General Counsel 9

Commercial & Operational Excellence Cash Flow Growth Strategic Capital Allocation ExecutionInnovation 3 Waves of Innovation Installed Base Refresh Clinical Evidence Focus Significant Market Opportunity Masimo’s Growth Algorithm Patient Pathway to Growth Our Top Priorities to Drive Value Through 2028 10

Note: Revenue growth excluding the impact of the 53rd selling week in 2025. Expand Advanced Monitoring 2.50%–3.00% 7%–10% Durable Long-Term Growth Masimo’s Growth Algorithm Driving Towards Double-Digit Growth Exiting 2028 Accelerate US Pulse Ox Growth 2.75%–3.75% Execute New Product Launches Global Growth Contribution Penetrate International Pulse Ox Market 1.75%–2.25% Increase International Pulse Ox Market Share + + + 1.00% 11

Significant Market Opportunity Across Large Key Markets

Long Runway for Masimo Share Capture in Core Markets

	US Pulse Ox	Int'l Pulse Ox	Advanced Monitoring
Market	**$1.5B Market** *3%–4% Annual Growth*	**~$800M Market** *6%–8% Annual Growth*	**~$2.5B Market** *5%–9% Annual Growth*
Opportunity	~45% opportunity	~65% opportunity	~85% opportunity
Masimo share	~55% Masimo share	~35% Masimo share	~15% Masimo share
Masimo Growth Outlook	**~1.5x Market Rate** *5%–7% Annual Growth*	**~1.5x Market Rate** *10%+ Annual Growth*	**Grow to Match Pulse Ox Market Share Over Time** *10%+ Annual Growth*

Market Expansion

	Continuous Monitoring
Market	**~$2B TAM**
Opportunity	98%+ opportunity
Masimo Growth Outlook	*Expansion Into Low-Acuity Monitoring (Curb-To-Curb)*

Ample Opportunity for Share Gains in Highly Profitable US and International Markets

Source: Management estimates.

12

MASIMO

Expanding Our Impact to New Patient Pathways Expansion Opportunity Monitoring Setting Today Expansion Opportunity Operating Room ICU Step-Down & Discharge UnitsER Admissions 30M Annual Patient Encounters 60M+ Annual Patient Encounters 145M Annual Patient Encounters 30M Annual Patient Encounters ~$2B Market Expansion Opportunity in Hospital Transit and Low-Acuity Settings Source: Management estimates. 13

Refocused Innovation to Accelerate Growth

Wave 1 *(2025–2026)*

***Elevate** commercial excellence and new product launches*

Wave 2 *(2026–2028)*

***Accelerate** intelligent monitoring and new product adoption*

Wave 3 *(2028+)*

***Innovate** & launch wearables for curb-to-curb patient monitoring across the portfolio*

Consumables & Algorithms



Smart SedLine®



Smart SET™ OIRD



Smart SET™ Rhythm Detection

Smart SET™ PRD

Algorithm Additions:
AFib Detection
Predictive Respiratory Depression
Oxygen Delivery



Algorithm Additions:
Sepsis
O3 Autoregulation
Seizure Detection

Monitors



ASICs



Radius VSM™

100K+ refresh opportunity



Next-Gen Root® H & L Acuity



Next-Gen Root® Vital Signs



Next-Gen Patient SafetyNet™



Next-Gen Wearables

Note: *The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.*

14 Masimo

Global Root® Monitor Refresh Opportunity 12 Years of Innovation Coming to Market Root® Monitor Next-Gen Root® Monitors High & Low Acuity Vital Signs 2027 LAUNCH 2028 LAUNCH2014 LAUNCH 100K+ Unit Root® Monitor Refresh Drives Revenue Opportunity 15

ITC Case In November, the International Trade Commission (ITC) announced a new proceeding We Continue to Defend Our Intellectual Property… …While Allowing the Team to Stay Focused on Driving Business Results What’s Next… CA Trade Secrets Decision expected from February 2025 bench trial $634M Damages Awarded Implied interest will be in addition (amount not yet disclosed) Recent Major Win CA Jury Finds Apple Infringed Masimo Patent Delaware Trial Anticipated 2027+ 16

Positioned to Succeed Long-Range Plan (Targets Through 2028) Note: Revenue growth excluding the impact of the 53rd selling week in 2025. 7%–10% Revenue CAGR $8.00 Adj. EPS by 2028 ~$1B 2026–2028 Cumulative Operating Cash Flow ~30% Operating Margin by 2028 World-class execution-oriented leadership team Targeted growth strategy in our core markets Refocused innovation to accelerate growth Market-leading growth in EPS and free cash flow Ready to execute into 2026 and beyond 17

Tim Benner Chief Marketing and Strategy Officer Accelerating Global Growth SHARPENING OUR STRATEGY

Note: Revenue growth excluding the impact of the 53 rd selling week in 2025. Expand Advanced Monitoring 2.50% –3.00% 7% –10% Durable Long -Term Growth Masimo’s Growth Algorithm Driving Towards Double -Digit Growth Exiting 2028 Accelerate US Pulse Ox Growth 2.75% –3.75% Execute New Product Launches Global Growth Contribution Penetrate International Pulse Ox Market 1.75% –2.25% Increase International Pulse Ox Market Share + + + 1.00% 2

NPI Up to 1 ppt Ad vanced Monitoring 2.5 –3.0 ppts Int’l Pulse Ox 1.75 –2.25 ppts US Pulse Ox 2.75 –3.75 ppts 3 Note: Revenue growth excluding the impact of the 53 rd selling week in 2025. Masimo Growth Pillars 7% –10% Masimo CAGR 2026 –2028 Elevate Commercial Excellence Proven Markets | Proven Technology | Proven Execution1 Elevate Commercial Excellence Proven Markets | Proven Technology | Proven Execution2 Accelerate US Pulse Ox Growth Accelerate US Pulse Ox Growth3 Increase International Pulse Ox Market Share Expand Advanced Monitoring 4 5 Execute New Product Launches

Elevate Commercial Excellence 1

ELEVATE COMMERCIAL EXCELLENCE1 Building Upon Our Commercial Leadership Winning portfolio supported by real -world evidence Strengthening market -leading commercial channel and elevating marketing strategy Expansive installed base via OEM partnerships with high recurring revenue Deep customer relationships with 98%+ renewal rates Masimo’s Commercial Playbook 5

1 ELEVATE COMMERCIAL EXCELLENCE

Winning Portfolio of Market-Leading Innovations

Hospitals Choose Masimo to Deliver Proven, Best-in-Class Patient Monitoring & Safety

	MARKET SEGMENT	MARKET POSITION	MARKET PERFORMANCE	INNOVATION
	**SET Pulse Ox**	#1	• Best-in-class accuracy in motion + low perfusion • Used on 200M+ patients globally[1] • **Adopted by all top 10 US hospitals**[2]	2026/2027 Next-Gen Launch
	**CO-Oximetry* & Hemodynamics**	#2	• Continuous CO-Ox/Hemoglobin monitoring • LiDCO cardiac output integrated on Root® monitor • **Integrated data enables real-time DO_2 monitoring**	2026/2027 New Product Launch
	**Capnography**	#2	• Durable cannulas designed for patient comfort • Moisture-wicking technology extends cannula lifespan • **Complete portfolio offering + 3rd party connectivity**	2026 New Product Launch
	**SedLine + O3 Brain Monitoring**	#2	• Standard data acquisition on both sides of the brain • Supported by world-class evidence • **Only platform to offer total brain monitoring**	2026/2027 Next-Gen Launch
	**Hospital Automation**	--	• Remote monitoring + clinician notification • Strong evidence-based outcomes + cost savings • **Drives hospital costs down + workflow efficiencies**	2026/2027 Next-Gen Launch

(1) Estimate: Masimo data on file.
(2) Source: Newsweek World's Best Hospitals.
**E.g., SpHb, SpCO, SpMet*

6

1 ELEVATE COMMERCIAL EXCELLENCE

Strengthening Market-Leading Commercial Channel


Masimo
Commercial Engine

REFINING SALES MODEL

- **Unified** Sales Organization
- New **Commercial Leadership**
- **Expanded** Clinical Footprint

ESTABLISHED COMMERCIAL CHANNEL

- Massive **Installed Base**
- Deep **Customer Relationships**
- Excellent **Brand Recognition**

ENHANCED MARKETING CAPABILITY

- New **Talent**
- New **Strategic Advisory Boards**
- New **GTM* Model**

ENHANCED FIELD & MARKETING CAPABILITY


New Chief Commercial Officer


New Chief Marketing & Strategy Officer


New President, JPAC Region

Unified Sales Structure

- US Regional Leader
  - Acute Care
  - Capnography
  - Perioperative
  - Automation
  - Clinical

- **Decentralized,** regionally-led
- **Multi-specialty** team
- **Cross-selling** across portfolio

*"New Go to Market" launch planning model.

7 Masimo

ELEVATE COMMERCIAL EXCELLENCE1 Engagement: Elevating Partnerships With Leading Key Opinion Leaders New Strategic Advisory Boards LUMINARY SAB NURSE ADVOCATE SAB • Global KOL MDs • Portfolio, Pipeline • Investor Relations • Global Nurse KOLs • Portfolio, Pipeline • Marketing, Branding Inaugural Luminary Advisory Board Meeting: December 2025 8

1 ELEVATE COMMERCIAL EXCELLENCE

Installed Base via OEM Partnerships Creates Durable Revenue

Masimo



Technology Boards

+

Masimo



Monitors

=

~2.6M shipped over last 10 years

PHILIPS

Sept. 2025: Multi-Year Partnership Renewal With Broadened Focus

GE HealthCare

NIHON KOHDEN

Dräger

ZOLL

stryker

Large and Growing Installed Base Creates High Recurring Revenue

90+ Strong OEM Partnerships Create High Barriers to Entry

New **Philips** Partnership With Equivalent Share Gain Opportunity

9

Masimo

1 ELEVATE COMMERCIAL EXCELLENCE

Deep Customer Relationships With 98%+ Renewal Rates

The Primary Pulse Oximetry at ***All 10 Top US Hospitals*** 10/10 Top U.S. Hospitals

Masimo Pulse Ox Triple Win

SAVES LIVES

- 0 preventable deaths or brain damage from OIRD[1]
- 80% reduction in the rate of ROP[2]

SAVES TIME

- 86% fewer false alarms[3]
- 60% reduction in rapid response team activations[4]

SAVES MONEY

- 50% reduction in unplanned ICU transfers[4]
- Blike study (2025) proves cost reduction[5]

LEADING CUSTOMER RETENTION, WIN-RATE AND COVERAGE

98%+

Customer **Retention** Over Past 10 Years

~90%

Win-Rate During Head-to-Head Clinical Evaluations

(1) McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf . 2021; 17(8):557-561. DOI: 10.1097/PTS.0000000000000696.
(2) Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO_2 Technology. Acta Paediatr. 2011 Feb;100(2):188-92.
(3) Hay W et al. J Perinatol . 2002;360–366.
(4) McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety . 2016 Jul;42(7):293-302.
(5) Blike et. al. J Patient Safety 2025.

10 Masimo

Accelerate US Pulse Ox Growth 2

ACCELERATE US PULSE OX GROWTH2 Predictable Market Growth, Consistent Share Gains US Pulse Ox US Pulse Ox Market Size ~$1.5B Market ~$2B TAM | ~75% Penetrated Masimo share: ~55% Opportunity: ~45% 7% –10% US Pulse Ox 2.75 –3.75 ppts Contribution to Masimo 2026 –2028 CAGR Masimo CAGR 2026 –2028 ~3.25 ppts US Pulse Ox Growth US Pulse Ox Market Growth: • US patient census: ~1% –2% • Pulse Ox TAM penetration: ~2% 3% –4% Masimo US Pulse Ox Share Gains: • Growth from market share gain: ~1% –2% • Sensor mix shift upgrades: ~1% 2% –3% Source: Management estimates. 12 7% –10%

ACCELERATE US PULSE OX GROWTH2 Proven Track Record Growing US Pulse Ox Share ~50% ~55% Commercial Excellence Clinical Evidence Investments Sensor Innovation (NPI) Continued Share Gains Driven by : 2021 2022 2023 2024 2025 2026 2027 2028 Targeting 58% –60% share by 2028 Masimo Drives 1 –2 ppts US Pulse Ox Share Gains Every Year Experienced Field Team, New Evidence and NPI Execution Will Extend Pulse Ox Leadership 13

2 ACCELERATE US PULSE OX GROWTH

Multi-Year Launch of New Pulse Ox Sensors Begins in 2026



Smart SET™

Opioid-Induced Respiratory Depression (OIRD)



US Launch Target: H1 2026*

- OIRD impacts **up to 46% of patients post-operatively**[1]
- AI-powered algorithm **predicts risk of OIRD**

Atrial Fibrillation (AFib)



US Launch Target: H2 2026*

- AFib impacts **20%–40% of patients post-cardiac surgery**[2]
- New algorithm detects **heart rhythm irregularities**

Predictive Respiratory Depression (PRD)



US Launch Target: 2028*

- Impacts over **33M+ patients annually**[3]
- AI-powered algorithm provides **early warning** of **respiratory depression**

*OEM integration 1-2 years post-launch.

(1) Khanna AK, et al. *Prediction of Opioid-Induced Respiratory Depression on Inpatient Wards Using Continuous Capnography and Oximetry: An International Prospective, Observational Trial.* Anesth Analg.2020 Oct;131(4):1012-1024.
(2) Eikelboom R, et al. *Postoperative Atrial Fibrillation After Cardiac Surgery: A Systematic Review and Meta-Analysis.* Ann Thorac Surg. 2021 Feb;111(2):544-554.
(3) Churpek et al., *Causes, Diagnostic Testing, and Treatments Related to Clinical Deterioration Events Among High-Risk Ward Patients*, Crit Care Explorer, 2024 Oct 1;6(10):e1161. doi: 10.1097/CCE.0000000000001161. with HCUP (NIS) 2022.

14

Masimo

Increase International Pulse Ox Market Share 3

INCREASE INT’L PULSE OX MARKET SHARE3 Int’l Pulse Ox 1.75 –2.25 ppts Increase International Pulse Ox Market Share Int’l Pulse Ox Growth Contribution to Masimo 2026 –2028 CAGR Masimo CAGR 2026 –2028 7% –10% ~2.00 ppts Int’l Pulse Ox Market Size ~$ 800M Market 6% –8% Market Growth Masimo Share: ~55%+ Int'l Pulse Ox Opportunity: ~65% Masimo share: ~35% Int’l Pulse Ox Market: • Annual market growth: 6% –8% Masimo Int’l Pulse Ox Share Gains: • Market share & sensor mix shift upgrades: 4% –5% Attractive and Consistent International Pricing and Margins Source: Management estimates. 16

3 INCREASE INT'L PULSE OX MARKET SHARE

Elevated International Pulse Ox Commercial Playbook in 2025

Masimo International Pulse Ox Share

$150M+

"Go-Get" Opportunity

~55%+

Masimo US Share

~35%

Masimo share

Masimo International Playbook

EMEA

- Focus on top 5 EU markets
- Expand presence in Middle East
- Next-Gen Pulse Ox: EU 2026, ME 2027

JPAC

- Market development
- New JPAC leaders
- Next-Gen Pulse Ox: 2027

New and Tailored Regional Market Strategies Will Accelerate International Pulse Ox Growth

Source: Management estimates.

17 Masimo

3 INCREASE INT'L PULSE OX MARKET SHARE

Masimo Japan Turnaround Initiated 2H 2025

International Region Spotlight: Japan





<15%
Masimo
Japan
$150M+ Market

Underpenetrated: Masimo market share <15%

Underrepresented: #10 in Masimo country mix*

(typically, #2 or #3 country in med tech)

2025 Japan Market Actions:

- Re-built leadership team + sales structure



Dr. Huimin Wang (new)
President, JPAC Region

Country Manager (new)
(starts January 2026)

Sales Leader (new)
(starts December 2025)

- Initiating stronger regional OEM partnerships
- Robust Masimo customer brand reputation
- Investing in marketing + commercial excellence

2025 Strategy and Structure Changes Implemented to Drive Growth in Japan

**Based upon country-level contribution to global sales.*

18 Masimo

Expand Advanced Monitoring 4

4 EXPAND ADVANCED MONITORING

World-Class, Differentiated Portfolio in High-Growth Markets

Capnography + Gas Monitoring



NomoLine®
Capnography
Respiration and ventilation

ISA CO_2
Gas Monitoring
Absorption of anesthetic gas

Broad Portfolio of Gas Monitoring

Brain Monitoring



SedLine®
Brain Function Monitoring
Depth of sedation

O3®
Regional Oximetry
Brain oxygenation

Complete Brain Monitoring Solution On One Platform

Hemodynamic Monitoring



LiDCO®
Cardiac Output
Blood pumped from the heart

Masimo rainbow®
Hemoglobin/CO-Oximetry
Blood oxygen carrying capacity

The Only Solution to Offer Continuous DO_2 Assessment

20 Masimo

4 EXPAND ADVANCED MONITORING

Leveraging the Advanced Monitoring Portfolio to Accelerate Growth

Advanced Monitoring Global Market Size

~$2.5B Global Market

5%–9% Annual Growth

Opportunity: ~85%

Masimo share: ~15%

Advanced Monitoring

Masimo Advanced Monitoring Global Growth

Hemodynamics/CO-Oximetry Growth

+

Brain Monitoring Growth

+

Capnography Growth

10%+ Growth in Global Advanced Monitoring

→

Contribution to Masimo 2026–2028 CAGR


~2.75 ppts
7%–10%
Advanced Monitoring 2.5–3.0 ppts
Masimo CAGR 2026–2028

Global Market Share "Headroom" and Strong Category Growth Drive Upside in Advanced Monitoring

Source: Management estimates.

21 Masimo

4 EXPAND ADVANCED MONITORING

New US Commercial Structure Enables Portfolio Growth

Example: Masimo US Market Share


~55%
Significant Advanced Monitoring "Go-Get" Opportunity
Pulse Oximetry
Capnography
Brain Monitoring
Hemodynamic Monitoring

US Commercial Structure Enhancement

PREVIOUS STRUCTURE
Product Teams

- Pulse Ox Team
- Capno Team
- Periop Team
- Automation Team

NEW STRUCTURE (MID-2025)
Portfolio Teams

- **US Regional Leader**
  - Acute Care
  - Capnography
  - Perioperative
  - Automation
  - Clinical

Unified, Coordinated Regional Teams Driving Portfolio-Wide Growth

22

Execute New Product Launches 5

EXECUTE NEW PRODUCT LAUNCHES5 NPI: up to 1 ppt Executing Next -Gen Innovations Across the Portfolio Contribution to Masimo 2026 –2028 CAGR Masimo CAGR 2026 –2028 7% –10% Up to 1 ppt Masimo NPI Growth 2026 –2028 Growth From New Product Introductions • Global launches initiate 2026 • OEM partnership launches 2027+ • NPI contributions accelerate 2028+ Focused Launch Plans 2026 –2028 • Executing focused launch cadence • Full refresh across sensors + capital • Drives share gains + mix shift 24

5 EXECUTE NEW PRODUCT LAUNCHES

Meaningful Pipeline Delivering Innovations Our Customers Want

Wave 1
2025–2026

Elevate commercial excellence and new product launches

Consumables

Smart SedLine®



Smart SET™ OIRD

Monitors + Wearables



Radius VSM™

Wave 2
2026–2028

Accelerate intelligent monitoring and new product adoption



Smart SET™ Rhythm Detection

Smart SET™ PRD

Algorithm Additions:
- AFib Detection
- Predictive Respiratory Depression
- Oxygen Delivery

100K+ refresh opportunity



Next-Gen Root® H & L Acuity



Next-Gen Root® Vital Signs

Wave 3
2028+

Innovate & launch wearables across the portfolio



Algorithm Additions:
- Sepsis
- O3 Autoregulation
- Seizure Detection



Next-Gen Patient SafetyNet™



Next-Gen Wearables

25 Masimo®

High Confidence in 7% –10% Growth (2026 –2028) Note: Revenue growth excluding the impact of the 53 rd selling week in 2025. NPI Up to 1 ppt Ad vanced Monitoring 2.5 –3.0 ppts Int’l Pulse Ox 1.75 –2.25 ppts US Pulse Ox 2.75 –3.75 ppts 7% –10% Masimo CAGR 2026 –2028 Elevate Commercial Excellence Proven Markets | Proven Technology | Proven Execution1 Accelerate US Pulse Ox Growth2 Increase International Pulse Ox Market Share3 Expand Advanced Monitoring 4 Execute New Product Launches5 26 • Strong Global Commercial Engine – Getting Stronger • Distinguished “Weight of Evidence” – New Data Hitting • Winning Product Portfolio – 3 Waves of NPI Upgrades

200M Patients and Counting…

Daniel Cantillon, MD Chief Medical Officer Empowering Clinicians to Transform Patient Care

Masimo is Innovating the Delivery of Healthcare A differentiated and meaningful body of clinical evidence Newly released clinical studies establish Masimo’s leadership across skin tone accuracy and hospital cost savings (1,2) Delivering transformative innovations inspired by clinicians Well positioned to lead, drive and change the standard of care (1) Travers et. al. Chest Critical Care 2025. (2) Blike et. al. J Patient Safety 2025. 2

Differentiated and Meaningful Body of Clinical Evidence 30+ active clinical studies with 50+ planned 2026 –2028 Clinical studies across nine global regions, including 5 RCTs High -impact 2025 publications including: JAMA Pediatrics, Journal of Patient Safety, Chest Critical Care & others Real -world evidence focused on elevating the standard of care CLINICAL EVIDENCE GENERATION 3

Investing in Evidence to Empower Clinicians

Core Pulse Ox Clinical Studies

2025

BLIKE Study

INSPIRE Study

2026



Smart SET™ AFib PPG Validation

2027



OIRD and AFib Detection Outcomes Studies

2028



Alarm Fatigue Cost-of-Care Reduction

Advanced Monitoring + NPI Clinical Evidence

2025



2026

VSM Outcomes Study

DO_2 Study

NomoLine Performance Study

2027

Bite Block Study

Adult SedLine RCT

VSM Outcomes RCT

VSM Cost Savings

2028



4

Masimo

INSPIRE Study THE CLINICAL NARRATIVE INSPIRE Study (50 ICU Patients | Medical University of South Carolina) Best -in-class accuracy of Masimo Pulse Ox sensors among critically ill patients with dark and light skin tones INSPIRE Study(1) Medically complex patients: • 40% with low perfusion • 60% on vasopressors Overall bias -0.6% (-0.2% for dark and -0.9% for light) ZERO occult hypoxemia events (1) Travers et. al. Chest Critical Care 2025. INSPIRE Study Best -in-Class Accuracy Across Skin Tones 5

BLIKE Study Continuous Monitoring Costs Less – Not More BLIKE Study Continuous monitoring of general wards reduces costs with ZERO preventable deaths due to OIRD (2) BLIKE Study(1) >32,000 general ward patients over 3 ½ years at Dartmouth - Hitchcock Medical Center Elegant real -world data analysis from actual accounting database reflecting real -world payor mix Cost savings per event avoided: • $5,500 per rescue • $10,700 per rescue/transfer (1) Blike et. al. J Patient Safety 2025. (2) McGrath et. al. J Patient Safety 2021. THE CLINICAL NARRATIVE 6

Delivering Transformative Innovations Inspired by Clinicians

Wave 1
2025–2026

Elevate commercial excellence and new product launches

Consumables

Smart SedLine®



Smart SET™ OIRD

Monitors + Wearables



Radius VSM™

Wave 2
2026–2028

Accelerate intelligent monitoring and new product adoption



Smart SET™ Rhythm Detection
Smart SET™ PRD

Algorithm Additions:
- AFib Detection
- Predictive Respiratory Depression
- Oxygen Delivery

100K+ refresh opportunity



Next-Gen Root® H & L Acuity



Next-Gen Root® Vital Signs

Wave 3
2028+

Innovate & launch wearables across the portfolio



Algorithm Additions:
- Sepsis
- O3 Autoregulation
- Seizure Detection



Next-Gen Patient SafetyNet™



Next-Gen Wearables

Note: The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.

7 Masimo®

WAVE 1 2025 – 2026 A Commitment to Leadership and Excellence in Pulse Oximetry Capturing Human Signal Signal Processing & Feature Extraction Masimo AI/ML Engine Predictive Clinical Alerts & Decision Support Tools Masimo SET ® Testing 49% of subject pool FDA Guidance 2 subjects or > 15% subjects 50 50 NeoPODS PediatricsNeonates Adults 2018 2025 –2026 INSPIRE Masimo SET ® Oxygen Reserve Index (ORi ® ) Respiration Rate from Pleth (RRp ® ) Perfusion Index (Pi® ) Pleth Variability Index (PVi ® ) Real -World Clinical Studies: Accuracy Where It Matters Most 2026 2024 2026 8

WAVE 3 2028+ Introducing Next Generation AI -Enabled Pulse Ox Sensors Smart SET First AI -enabled sensor designed to detect patient deterioration Delivers 3 novel algorithmic clinical insights: OIRD, AFib and PRD Launching late 2026 (US and EU) Smart SET RD SET ® LNCS ® Introducing Masimo 1 5 – 2026 9

WAVE 1 2025–2026

New Smart SET™ Sensor Addresses Critical Clinical Gaps

Opioid-Induced Respiratory Depression (OIRD)

Continuous **24/7 OIRD Monitoring**

- Affects up **to 46% of patients post-operatively**[(1)]
- ~20% of opioid-related deaths **involve prescribed use**[(2)]
- Unmet need for **patient-controlled analgesia (PCA) monitoring**
- CMS will **require hospitals** to report opioid-related adverse events as a new electronic quality measure (eCQM) in 2026

Masimo OIRD AI-Enabled Algorithm

De novo FDA cleared AI-enabled algorithm for pattern interpretation using multiple parameters

Tiered notification based on risk level to provided advance warning of OIRD



PPG-Based Atrial Fibrillation (AFib) Detection

Continuous **24/7 AFib Monitoring**

- **AFib impacts 20%–40% of patients** post-cardiac surgery[(3)]
- **Leads to increased ICU stay, risk of stroke** and **30-day mortality**[(4,5)]
- **PPG-based detection reduces need for resource-intensive care & improves hospital workflow**[(6)]

Masimo PPG Solution


1 2 3 4 5
PPG
1 2 3 4 5
ECG



(1) Khanna AK, et al. Prediction of Opioid-Induced Respiratory Depression on Inpatient Wards Using Continuous Capnography and Oximetry: An International Prospective, Observational Trial. Anesth Analg.2020 Oct;131(4):1012-1024.
(2) NIH National Institute on Drug Abuse. Drug Overdose Deaths: Facts and Figures: https://nida.nih.gov/research-topics/trends-statistics/overdose-death-rates
(3) Eikelboom R, et al. Postoperative Atrial Fibrillation After Cardiac Surgery: A Systematic Review and Meta-Analysis. Ann Thorac Surg. 2021 Feb;111(2):544-554.
(4) Wang MK, et al. Short-term and Long-term Risk of Stroke in Patients With Perioperative Atrial Fibrillation After Cardiac Surgery: Systematic Review and Meta-analysis. CJC Open.2021 Sep 16;4(1):85-96.
(5) Caldonazo T, et al. Atrial fibrillation after cardiac surgery: A systematic review and meta-analysis. J Thorac Cardiovasc Surg. 2023;165(1):94-103.e24.
(6) Chen W, Khurshid S, Singer DE, et al. Cost-effectiveness of Screening for Atrial Fibrillation Using Wearable Devices. JAMA Health Forum. 2022;3(8):e222419

10 Masimo

W A V E 3 2 0 2 8 + Radius VSM • Expands continuous monitoring to new care areas • Enhanced battery life (up to 12 hours) • Full market launch in 2026 (US + EU) • Announced partnership with University Hospitals to equip 1,500 beds across Northeast Ohio with Masimo Radius VSM® Radius VSM® Launch 1 5 – 2 0 2 6 University Hospitals Expands Continuous Patient Monitoring Technology System-Wide October 2025 ® 11

Delivering Transformative Innovations Inspired by Clinicians

Wave 1
2025–2026

Elevate commercial excellence and new product launches

Consumables

Smart SedLine®



Smart SET™ OIRD

Monitors + Wearables

Radius VSM™

Wave 2
2026–2028

Accelerate intelligent monitoring and new product adoption



Smart SET™ Rhythm Detection
Smart SET™ PRD

Algorithm Additions:

- AFib Detection
- Predictive Respiratory Depression
- Oxygen Delivery

100K+ refresh opportunity



Next-Gen Root® H & L Acuity

Next-Gen Root® Vital Signs

Wave 3
2028+

Innovate & launch wearables across the portfolio



Algorithm Additions:

- Sepsis
- O3 Autoregulation
- Seizure Detection



Next-Gen Patient SafetyNet™

Next-Gen Wearables

12

WAVE 2 2026 – 2028 Next -Gen Root Improves hospital workflows with EMR connectivity Hosts totality of Masimo’s smart algorithms Individualized care with advanced detection & prediction Launches in 2027 Innovating Masimo's Core Capital Portfolio ® 13

WAVE 2 2026 – 2028 Next -Gen Root VITAL SIGNS Enhanced portability across hospital Advanced signal processing & algorithms Automates vital signs Bluetooth WiFi Alarm Speaker 12 -Hour Battery Innovating Masimo's Core Capital Portfolio Launches in 2027 ® 14

Delivering Transformative Innovations Inspired by Clinicians

Wave 1
2025–2026

Elevate commercial excellence and new product launches

Consumables

Smart SedLine®



Smart SET™ OIRD

Monitors + Wearables

Radius VSM™

Wave 2
2026–2028

Accelerate intelligent monitoring and new product adoption



Smart SET™ Rhythm Detection
Smart SET™ PRD

Algorithm Additions:
AFib Detection
Predictive Respiratory Depression
Oxygen Delivery

100K+ refresh opportunity



Next-Gen Root® H & L Acuity

Next-Gen Root® Vital Signs

Wave 3
2028+

Innovate & launch wearables across the portfolio



Algorithm Additions:
Sepsis
O3 Autoregulation
Seizure Detection



Next-Gen Patient SafetyNet™



Next-Gen Wearables

15

Masimo®

WAVE 3 2028+

Centralized Patient Monitoring: Next-Gen Patient SafetyNet™

Supported by Large Prospective Outcome Studies and Innovation Partnership With Cleveland Clinic

Substantial Breadth + Opportunity

Masimo Patient SafetyNet™ installed in:

- **850** hospitals (18% of US hospitals)
- Covering **48,000** beds

With Key Clinical Benefits

- Lower missed events
- Vendor agnostic
- Rapid response & effectiveness
- Decreased ICU length of stay, mortality & complication rates

Return of Spontaneous Circulation (ROSC) Rates:	25%	→	60%	→	93%
	Non-ICU US Hospital Average(1)		Masimo Current Patient SafetyNet™(2)		Masimo Next-Gen Patient SafetyNet™(3)


Patients
06
08
3654

(1) AHA survival statistics (cpr.heart.org).
(2) Balshi et. al. 2023.
(3) Cantillon et. al. 2016.

16 Masimo

WAVE 3 2028+ Next -Generation Patient SafetyNet : Novel Clinical Capabilities Main campus plus regional hospitals: 13-month outcome study Discretionary Emergency Response Team (ERT) deployment to bedside Associated with 93% Return of Spontaneous Circulation (ROSC) 17

Masimo is Innovating the Delivery of Healthcare A differentiated and meaningful body of clinical evidence Newly released clinical studies establish Masimo’s leadership across skin tone accuracy and hospital cost savings (1,2) Delivering transformative innovations inspired by clinicians Well positioned to lead, drive and change the standard of care (1) Travers et. al. Chest Critical Care 2025. (2) Blike et. al. J Patient Safety 2025. 18

Micah Young Chief Financial Officer Our Plan to Drive Value Creation

Note: Growth rates and margin expansion metrics based on midpoint of 2025 guidance range. Long History of Driving Strong Financial Results Within Core Med Tech Business 2017 2025 $738 $1,510–$1,530 Durable Revenue Growth 9%+ CAGR 2017 2025 18.6% 27.3%– 27.7% Incl. 110bps tariff impact Strong Margin Expansion 870+ bps Significant EPS Growth 2017 2025 $1.73 $5.40–$5.55 Incl. ~$0.23 tariff impact 15%+ CAGR Driven by Unique Business Model of 80%+ Recurring Revenue 2

Dedicated focus on core medical technology markets Leverage SET platform to drive share gains across portfolio High-single-digit grower with pathway to double-digit growth Disciplined capital allocation strategy Multiple initiatives to drive further operating margin expansion Driving Durable Growth, Efficiency and Shareholder Returns Returning to Our Roots With Renewed Strength Our Financial Priorities 3

Delivering on Our 2025 Commitments

On pace to exceed initial 2025 operating margin guidance of 26.5% by ~100bps…

…Delivering ~490bps of estimated operating margin improvement excluding tariffs



+410bps
27.5%(2)
+440bps
+80bps
(110bps)
19.3%(1)
2024 Reported Operating Margin
Strategic Realignment Charges in 2024(1)
Tariff Impact
Gross Margin Improvement
Operating Expense Improvement
2025E Operating Margin

Key Drivers

Gross Margin Improvement

- *Reduced unit COGS*
- *Discontinued non-core products*
- *Improved manufacturing & facility footprint*

Operating Expense Improvement

- *Eliminated consumer health marketing and product development spend*
- *Restructured G&A*
- *Partially offset by reinvestments in sales, marketing and R&D within core med tech business*

Note: Data shown is non-GAAP.
(1) Represents 2024 Strategic Realignment Initiative cost of goods sold of $61.0 million related to consumer health and discontinued products.
(2) Midpoint of latest 2025 guidance range.

4

Masimo

Positioned to Deliver Meaningful Growth, Margin Expansion and Cash Generation

7%–10%	~30%	$8.00	~$1B
Revenue CAGR	Operating Margin by 2028	Adj. EPS by 2028	2026–2028 Cumulative Operating Cash Flow

Long-Range Targets (Through 2028)

Focused on Delivering Shareholder Value

Note: Revenue growth excluding the impact of the 53rd selling week in 2025.

5 Masimo

Continued Focus on Financial Discipline & Capital Deployment Clear, Executable Financial Roadmap Delivering Shareholder Returns Note: Revenue growth excluding the impact of the 53rd selling week in 2025. Margin Expansion Manufacturing and operational excellence Pricing discipline and COGS reduction Delivering higher margins while investing for growth Free Cash Flow Growth Low capex requirement Working capital efficiency Driving towards 70%– 80% free cash flow conversion Disciplined Capital Allocation Focused on shareholder returns Share buybacks & debt paydown Opportunistic approach to growth- oriented, tuck-in M&A 6

Our Plan To Drive Operating Margin Expansion Through 2028


~250bps of estimated operating margin improvement excluding tariffs
~27.5%(1)
Incl. 110bps tariff impact
(110bps)
+110bps
+190bps
+270bps
(210bps)
~30%
Incl. 110bps tariff impact
2025 Operating Margin
Incremental Annual Tariff Impact
Tariff Mitigation
Gross Margin Improvement
Operating Leverage
Strategic Investments
2028 Operating Margin

Tariff Mitigation

- *Adjustments to supply chain and manufacturing processes*

Gross Margin Improvement

- *Product COGS reduction*
- *Operational efficiencies*
- *Fixed cost leverage*

Operating Expense Improvement

- *Salesforce productivity*
- *G&A leverage*

Strategic Investments

- *High-impact R&D*
- *Commercial excellence*
- *Scalable systems & infrastructure*

Note: Data shown is non-GAAP.
(1) Midpoint of latest 2025 guidance range.

7

Growth and Margin Expansion Translating to Strong EPS Growth Commercial and Operational Execution to Maximize Shareholder Returns 7%–10% Revenue CAGR ~250bps Operating Margin Expansion Through 2028 Capital Deployment Share Buybacks & Debt Paydown $8.00 Adj. EPS by 2028 Note: Revenue growth excluding the impact of the 53rd selling week in 2025. 8

Highly Efficient Cash Flow Profile…

Strong Cash Flow Capacity Driven by:

Low capex requirements (~3% of sales)

Continued operating leverage and margin improvement

Working capital efficiency

…With Meaningful Planned Improvement



Operating Cash Flow ($M)
FCF Conversion (%)*
~$1B Cumulative Operating Cash Flow (2026–2028)
~60%
70%–80%
2025
2026
2027
2028

*Note: FCF conversion is defined as (cash flow from operations less capex) / non-GAAP net income.

9

MASIMO

Foundation to Drive Shareholder Value

- Large and growing installed base with significant barriers to entry
- Highly predictable and recurring revenue
- Leverageable operating model delivering margin expansion and strategic reinvestment
- Significant cash generation
- Clear, executable roadmap delivering shareholder returns

LONG-RANGE PLAN (TARGETS THROUGH 2028)

7%–10%
Revenue CAGR

~30%
Operating Margin by 2028

$8.00
Adj. EPS by 2028

~$1B
2026–2028 Cumulative Operating Cash Flow

Note: Revenue growth excluding the impact of the 53rd selling week in 2025.

10 Masimo

11 Appendix

Masimo Common Abbreviations and Acronyms

Adj.	Adjusted
Afib	Atrial Fibrillation
AI	Artificial Intelligence
APAC	Asia-Pacific
Bps	Basis Points
CapEx	Capital Expenditures
Capno	Capnography
CAGR	Compound Annual Growth Rate
CMS	Centers for Medicare & Medicaid Services
COGS	Cost of Goods Sold
EPS	Earnings Per Share
ED	Emergency Department
eCQM	Electronic Clinical Quality Measure
ERT	Emergency Response Team
EU	European Union
EVP	Executive Vice President
FCF	Free Cash Flow
FDA	Food and Drug Administration
G&A	General & Administrative
GAAP	Generally Accepted Accounting Principles
GM	General Manager
GTM	Go-to-Market
H1	First Half
H2	Second Half
H&L Acuity	High & Low Activity
ICU	Intensive Care Unit
Incl.	Included
Int'l	International
ITC	International Trade Commission
JAMA	Journal of the American Media Association
JPAC	Japan & Asia-Pacific
M&A	Mergers & Acquisitions
Next-Gen	Next-Generation
NPI	New Product Introduction
Non-GAAP	Non-Generally Accepted Accounting Principles
OEM	Original Equipment Manufacturer
OIRD	Opioid-Induced Respiratory Depression
PCA	Patient-Controlled Analgesia
Periop	Perioperative
Ppts	Percentage Points
PPG	Photoplethysmography
PRD	Predictive Respiratory Depression
Pulse Ox	Pulse Oximetry
PVi	Pleth Variability Index
Pi	Perfusion Index
RCT	Randomized Controlled Trial
ROSC	Return of Spontaneous Circulation
R&D	Research & Development
RRp	Respiration Rate from Plethysmography
TAM	Total Addressable Market
US	United States
VSM	Vital Signs Monitoring

12 Masimo

Reconfirmed FY 2025 Guidance Notes: (1) Represents updated guidance provided November 4, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures" posted on our website, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. The incremental revenue from the additional week is primarily offset by a variety of factors including revenue lost from discontinued product lines at the end of FY2024 and our shift to a distributor model in some international markets. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to-date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. (2) The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes. (1) (2) ($ in millions; except EPS) Low - High Non-GAAP Revenue $1,510 - $1,530 Reported Growth 8.2% - 9.7% Constant Currency Growth 8.5% - 10.0% Excluding New Tariffs $428 - $440 Impact of New Tariffs, Net of Mitigation ($16) - ($17) Non-GAAP Operating Profit $412 - $424 Excluding New Tariffs 28.4% - 28.8% Impact of New Tariffs, Net of Mitigation (1.1%) - (1.1%) Non-GAAP Operating Margin 27.3% - 27.7% Excluding New Tariffs $5.62 - $5.79 Impact of New Tariffs, Net of Mitigation ($0.22) - ($0.24) Earnings per Diluted Share $5.40 - $5.55 Updated FY 2025 Guidance 13

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data) (1),(2),(3)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025 Guidance Low	FY 2025 Guidance High
GAAP Revenue	**$790.2**	**$858.3**	**$937.8**	**$1,143.7**	**$1,239.2**	**$1,340.3**	**$1,275.5**	**$1,395.2**	**$1,513**	**$1,533**
Business transition & related costs	-	-	-	-	-	-	-	-	(3)	(3)
Other Adjustments	(52.0)	(28.4)	(1.4)	-	-	-	-	-	-	-
Non-GAAP Revenue	**$738.2**	**$829.9**	**$936.4**	**$1,143.7**	**$1,239.2**	**$1,340.3**	**$1,275.5**	**$1,395.2**	**$1,510**	**$1,530**
Constant currency revenue adjustments	n.a.	(4.0)	6.7	(0.5)	(8.2)	30.0	5.8	4.9	$4	$4
Non-GAAP constant currency revenue	**$738.2**	**$825.9**	**$943.1**	**$1,143.3**	**$1,231.0**	**$1,370.4**	**$1,281.3**	**$1,400.1**	**$1,514**	**$1,534**
GAAP revenue growth	10.9%	8.6%	9.3%	22.0%	8.3%	8.2%	-4.8%	9.4%	8.4%	9.8%
Non-GAAP revenue growth (constant currency)	**9.5%**	**11.9%**	**13.6%**	**22.1%**	**7.6%**	**10.6%**	**-4.4%**	**9.8%**	**8.5%**	**10.0%**

Notes:
(1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions.
(2) The financial information reflects the continuing operations of Masimo's healthcare business. The sale of the Sound United business was completed on September 22, 2025; which was classified as "held for sale" and reported in discontinued operations.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.

14

MASIMO

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data) [1][2][3]

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025 Guidance Low	FY 2025 Guidance High
GAAP revenue	$790.2	$858.3	$937.8	$1,143.7	$1,239.2	$1,340.3	$1,275.5	$1,395.2	$1,513	$1,533
Business transition and related costs	-	-	-	-	-	-	-	-	($3)	($3)
Other adjustments	(52.0)	(28.4)	(1.4)	-	-	-	-	-	$0	$0
Non-GAAP revenue	$738.2	$829.9	$936.4	$1,143.7	$1,239.2	$1,340.3	$1,275.5	$1,395.2	$1,510	$1,530
GAAP gross profit	$522.0	$574.9	$629.2	$743.1	$808.3	$867.8	$765.6	$794.3		
Acquired tangible asset amortization	-	-	-	0.0	0.5	-	-	-		
Acquired intangible asset amortization	0.5	0.5	0.5	1.2	2.4	2.3	1.9	1.8		
Acquisitions, integrations, divestitures, and related costs	-	-	0.1	0.6	0.9	0.1	-	0.1		
Business transition and related costs[4]	-	-	-	-	-	-	4.9	14.8		
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5		
Non-GAAP gross profit	$474.1	$547.6	$628.4	$744.9	$815.5	$870.2	$777.1	$813.6		
GAAP operating profit	$183.8	$208.0	$221.2	$255.8	$275.8	$243.6	$166.0	$63.0		
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	-	-	-		
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	5.3	4.5	4.3		
Acquisitions, integrations, divestitures, and related costs	-	-	3.3	3.8	3.1	23.4	6.5	20.1		
Business transition and related costs	-	-	-	-	-	-	7.8	76.2		
Litigation related expenses and settlements	-	0.4	-	5.9	16.1	49.0	93.8	103.5		
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5		
Non-GAAP operating profit	$137.0	$182.2	$224.7	$270.0	$304.9	$321.4	$283.3	$269.7	$412	$424
GAAP net income	$124.8	$193.5	$196.2	$240.3	$229.6	$170.5	$107.7	$16.2		
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	-	-	-		
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	5.3	4.5	4.3		
Acquisitions, integrations, divestitures, and related costs	-	-	3.3	3.8	3.1	23.4	6.5	20.1		
Business transition and related costs	-	-	-	-	-	-	7.8	76.2		
Litigation related expenses and settlements	-	0.4	-	5.9	16.1	49.0	93.8	103.5		
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	4.7	2.5		
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	1.6	8.8	4.4		
Financing related adjustments	-	-	-	-	-	1.5	1.9	1.9		
Tax impact of non-GAAP adjustments	16.1	5.5	(0.7)	(7.6)	(6.1)	(17.3)	(32.6)	(44.4)		
Excess tax benefits from stock-based compensation	(39.2)	(22.0)	(15.7)	(30.2)	(16.4)	(2.4)	(2.9)	(5.7)		
Tax related adjustments	41.4	(4.8)	-	-	-	-	(8.2)	-		
Non-GAAP net income	$96.5	$148.4	$183.9	$214.0	$238.2	$231.6	$191.9	$178.9	$294	$302

Notes:
(1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions.
(2) The financial information reflects the continuing operations of Masimo's healthcare business. The sale of the Sound United business was completed on September 22, 2025; which was being classified as "held for sale" and reported in discontinued operations.
(3) Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company's on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significant to our operating results.
(4) The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company's underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company made these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission.

15
Masimo®

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data) [1],[2],[3],[5]

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025 Guidance Low	FY 2025 Guidance High
GAAP net income per diluted share	$2.23	$3.45	$3.44	$4.14	$3.98	$3.09	$1.99	$0.30		
Acquired tangible asset amortization	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00		
Acquired intangible asset amortization	0.03	0.03	0.03	0.08	0.11	0.10	0.08	0.08		
Acquisitions, integrations, divestitures, and related costs	0.00	0.00	0.06	0.07	0.05	0.42	0.12	0.37		
Business transition and related costs[4]	0.00	0.00	0.00	0.00	0.00	0.00	0.14	1.40		
Litigation related expenses and settlements	0.00	0.01	0.00	0.10	0.28	0.89	1.73	1.90		
Other adjustments	(0.87)	(0.49)	(0.02)	0.00	0.06	0.00	0.09	0.05		
Realized and unrealized gains or losses	0.00	0.04	0.01	(0.05)	0.03	0.03	0.16	0.08		
Financing related adjustments	0.00	0.00	0.00	0.00	0.00	0.03	0.03	0.03		
Tax impact of non-GAAP adjustments	0.29	0.10	(0.01)	(0.13)	(0.11)	(0.31)	(0.60)	(0.82)		
Excess tax benefits from stock-based compensation	(0.70)	(0.39)	(0.27)	(0.52)	(0.28)	(0.04)	(0.05)	(0.10)		
Tax related adjustments	0.74	(0.09)	0.00	0.00	0.00	0.00	(0.15)	0.00		
Non-GAAP net income per diluted share	$1.73	$2.65	$3.22	$3.69	$4.13	$4.20	$3.55	$3.29	$5.40	$5.55
Weighted average shares outstanding - Diluted	55.9	56.0	57.1	58.0	57.7	55.2	54.1	54.4	54.4	54.4

Notes:

(1) *Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions.*

(2) *The financial information reflects the continuing operations of Masimo's healthcare business. The sale of the Sound United business was completed on September 22, 2025; which was being classified as "held for sale" and reported in discontinued operations.*

(3) *Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company's on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significant to our operating results.*

(4) *The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company's underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (1) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (2) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company made these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission.*

(5) *Represents updated guidance provided November 4, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See "Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo's 4-4-5 fiscal calendar. The incremental revenue from the additional week is primarily offset by a variety of factors including revenue lost from discontinued product lines at the end of 2024 and our shift to a distributor model in some international markets. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to-date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts.*

16 Masimo®